UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

Payoneer Global Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee previously paid with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

Your Vote Counts! PAYONEER GLOBAL INC. 150 W 30TH ST NEW YORK, NEW YORK 10001 PAYONEER GLOBAL INC. 2023 Annual Meeting Vote by May 30, 2023 11:59 PM ET You invested in PAYONEER GLOBAL INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 31, 2023. Vote Virtually at the Meeting* May 31, 2023 9:00 am ET Virtually at: www.virtualshareholdermeeting.com/PAYO2023 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # V09325-P84348 Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 17, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V09326-P84348 01) John Caplan 02) Amir Goldman 03) Susanna Morgan 04) Rich Williams 1. Election of Directors Nominees: 2. Ratification of the appointment of Kesselman & Kesselman, a member firm of PricewaterhouseCoopers International Limited, as the independent registered public accounting firm for the fiscal year ending December 31, 2023. 4. Non-binding advisory vote on the frequency of future stockholder non-binding advisory votes on named executive officer compensation. 3. Non-binding advisory vote to approve named executive officer compensation. NOTE: The proxy holders will vote in their discretion on such other business as may properly come before the meeting or any adjournment or postponement thereof. For For For 1 Year